UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 25, 2024 (August 27, 2024)

HST Global, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-15303	73-1215433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Old Neck Road, Suite 105, Virginia Beach, VA	23454
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(800) 961-4750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 27, 2024, HST Global, Inc., a Nevada Corporation (“HSTC”) entered into a Trademarks, Tradenames and URLs Purchase Agreement among the Company, Mow Trim Blow Franchising, Inc., Mow Trim Blow LLC and Mow Trim Blow Incorporated, pursuant to which HSTC acquired the tradenames, trademarks and URLs Mow Trim Blow.com, DemiFare.com, MosquitoBlasters.com, JetSeg.com, TruMulch.com, ShrubTrimmers.com, Trex-Decks.com and MTBGarageDoorRepair.com (the “Assets”).  HSTC acquired the Assets in consideration for 1,210,156 shares of restricted common stock. The precise terms of the Trademarks, Tradenames and URLs Purchase Agreement are set forth in Exhibit 10.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

Effective September 24, 2024, the Company issued 1,210,156 shares of newly-issued common stock the Company in connection with the acquisition of the Assets.

Item 9.01.  Financial Statements and Exhibits.

Exhibits

The following Exhibits are included herein:

Exhibit No.	Description
10.1	Trademarks, Tradenames and URLs Purchase Agreement among the HST Global, Inc., Mow Trim Blow Franchising, Inc., Mow Trim Blow LLC and Mow Trim Blow Incorporated dated as of August 24, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HST Global, Inc..

(Registrant)

Dated: September 24, 2024By:  \s\ Mike Field

President